UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2007

Conexant Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-483-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On February 15, 2007, Conexant Systems, Inc. (the "Company") purchased 1,710,000 shares of common stock (the "Shares") of Acquicor Technology Inc. ("Acquicor"). In connection with the purchase, the Company obtained from the sellers of the Shares a commitment that the Shares would be voted at the direction of the Company from and after the time of purchase, including to approve, at the Special Meeting of Stockholders of Acquicor scheduled to be held on Thursday, February 15, 2007, the previously announced acquisition by Acquicor of Jazz Semiconductor, Inc. ("Jazz"), a company in which the Company holds an approximate 42% ownership interest, by means of a merger of a wholly-owned subsidiary of Acquicor with and into Jazz.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexant Systems, Inc.

February 15, 2007	By:	J. Scott Blouin

Name: J. Scott Blouin
Title: Senior Vice President and Chief Financial Officer